UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

FIMCO Select Fund

ANNUAL REPORT
For the Year Ended
November 30, 2010

FIMCO Select Fund

January 24, 2011

Dear Shareholder,

Fund Performance
For the period December 1, 2009 through November 30, 2010, the Fund and various benchmark performances were as follows:

FIMCO Select Fund	3.38%
DJIA	9.33%
S&P 500 Index®	9.94%
S&P 1500 SuperComposite Index	9.66%

Source:  Bloomberg data

In looking at more specific performance by sector one can see that some sectors underperformed significantly and some outperformed significantly as shown in the table below:

RETURNS FOR 12 MONTH PERIOD ENDED NOVEMBER 30, 2010
	Number	FMCOX	Sector
Sector	of Positions	Return	Return	Difference
Consumer Discretionary	3	7.5%	26.5%	-19.0%
Telecommunications	1	27.3%	13.6%	13.7%
Consumer Staples	4	11.2%	7.8%	3.4%
Financials	5	13.8%	-0.4%	14.2%
Utilities	1	-7.3%	6.1%	-13.4%
Information Technology	6	-4.1%	9.1%	-13.2%
Industrials	4	7.1%	17.4%	-10.3%
Energy	4	14.6%	7.9%	6.7%
Materials	1	13.5%	10.7%	2.8%
Healthcare	2	-9.7%	-0.7%	-9.0%

Source: Bloomberg data utilizing period end positions

During 2010 we closed out a number of short positions that were initiated in 2009, such as Apollo Group, Inc., Blackbaud, Inc., Entergy Corp., Gentiva Health Services, Inc., Hecla Mining Co., International Bancshares Corp., Reliance Steel & Aluminum Co. and VistaPrint. These short ideas were primarily the result of insider trading patterns that reflected a negative headwind for the stock in our estimation, coupled with stock valuation analysis.  Also, we closed out long positions in Washington Post (business concerns on Federal funding of student loans), Toronto Dominion Bank (long-term concerns on Canadian real estate market with respect to potential lax lending standards), Hornbeck Offshore (uncertainty given drilling moratorium imposed by Federal

FIMCO Select Fund

government), Mylan Labs (leverage concerns), and St. Joe Company (inability to get clear valuation thesis upon re-evaluation of our initial analysis).

Also, when looking at the types of names that outperformed and underperformed as shown in the table below one can clearly see that “high quality” names were not immune to underperformance.

Top/Bottom 5 Performers
Company	Performance
Enterprise Products Partners L.P.	38.3%
Torchmark Corp.	33.7%
Penn National Gaming, Inc.	27.5%
CenturyLink, Inc.	27.3%
The Boeing Co.	21.7%
Western Digital Corp.	-13.5%
Microsoft Corp.	-14.1%
KB Home	-15.9%
Medtronic, Inc.	-19.7%
Cisco Systems, Inc.	-19.9%

Source: Bloomberg data utilizing period end positions

At the period ended November 30, 2010, the percent of securities in the portfolio having positive returns was 68%; however, the percent of securities having higher returns than the S&P 500 was 48%. Clearly our names did not keep up with the liquidity induced rally and the “forward think” in the market with respect to the economy as evidenced by the sectors that outperformed the overall market, namely the Consumer Discretionary (+26%), Industrial (+17%), Telecommunications (+13%), and Materials (+10%) sectors.  These sectors were all but “left for dead” during the financial crisis. However, it appears that the Fed’s efforts have restored confidence in their ability not only to survive, but to prosper.

Our Outlook
Going forward we feel that a macro allocation approach can reduce (increase) investment risk (exposure) in asset classes that have become overvalued and risky (undervalued/attractive).  We have often stated, “In certain markets we get paid to take positions, and in other markets we get paid to reduce positions.”  We feel that given the market price move we have seen, one had better pay attention to corporate returns relative to what one has to pay to get those returns.  The market appears to have a number of issues that can affect the market and investment perspectives in different ways. What may be a positive for the market often is a negative from an investment opportunity

FIMCO Select Fund

standpoint (i.e., risk not priced in market below). Given the expansion of the Fed balance sheet, movement in credit spreads, steepness of the yield curve, etc., we feel that opportunities will continue to present themselves. A brief summary of some of the concerns/opportunities is set forth below:

Positive	Negative
Market Perspective
Economic Rebound	Government Debt Increase
Quantitative Easing	Sovereign Debt Concerns
(QE) Programs	Municipal Credit Concerns
Low Housing Starts	Housing Overhang
Risk Not Priced In Market	Mortgage/ABS Overhang
Low Corporate Financing Costs	Unemployment
Pension Obligations	Pension Obligations
Double Dip Concerns - gone
Investment Perspective
Steep Yield Curve	Low Money Market Yields
Long Term QE	Low Benchmark
Effects Opportunities	Yields - Treasury Yields
High Relative Municipal Yields	Low Investment Grade Spreads
Security Specific	Price Appreciation = Increased
Corp Opportunities	Equity Risk
High Quality, Dividend Yield	Risk Not Priced In Market
Equity Opportunities

From a portfolio valuation perspective, our quantitative analytical work estimates we have paid approximately 78 cents for each $1 of intrinsic value for the portfolio as a whole. Whereas the market as a whole, as measured by the S&P 500, is estimated to be 91 cents for each dollar of value.  We feel that this is an opportune time to invest in high quality equities that have high dividend yields by historical measures, a natural dollar hedge from their non-domestic operations/revenues, and the ability to drive stock capital appreciation from their ability to compound book value.

High quality industry leader stocks with solid balance sheets have basically had, to generalize, a lost decade when one looks at return performance of the stock relative to the Earnings Per Share (EPS) and the growth in Book Value Per Share (BVPS). To illustrate the opportunity, we will look at Johnson & Johnson (“JNJ”):

FIMCO Select Fund

	Oct 2000	Oct 2010
	(Past)	(Present)	% Gain (Loss)
Stock Price	$46.97	$61.96	32%
Sales	$29.3B	62.5B	113%
EPS	$1.62	$4.75	193%
Book Val Per Share	$6.65	$20.85	214%
Price/Sales	4.63X	2.77X	-41%
P/E	29.1X	13.2X	-55%
Price/Book	7.1X	3.0X	-58%
Dividend Yield	1.28%	3.32%	159%

Source: Bloomberg and Frontier DCF Industrials/Data2/DV

Nobody knows if past growth rates will continue into the future; but, it may be useful to FMCOX shareholders to see one way that we internally “frame” this situation in our decision making. We do feel that looking at past performance as indicated above allows us the ability to look at the overall trends of the metrics above and make some judgements as to their soundness and investment characteristics going forward. Then we, as an Investment Committee, use that base, coupled with other research, to come up with an individual company valuation potential where warranted. This is representative of what we feel is a whole “class” of stock available – the forgotten, large-cap, high quality, dividend paying, mature companies.

Sincerely,

Gary T. Schoen, Chief Investment Officer

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.  The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Past performance is no guarantee of future results.

Opinions expressed are those of Gary T. Schoen and are subject to change, are not guaranteed and should not be considered investment advice.

FIMCO Select Fund

The S&P 500® Index and the S&P 1500 SuperComposite Index are broad-based unmanaged indices of 500 and 1500 stocks respectively, which are widely recognized as representative of the equity market in general. The Dow Jones Industrial Average Index is a broad based unmanaged index of roughly 30 diverse component companies, which provides a clear, straightforward view of the stock market and U.S. economy.  You cannot invest directly in an index.

Quantitative Easing is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. It increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

EPS refers to earnings per share, which is earnings from the corporation attributable to common shareholders on a per share basis.

Book Value Per Share is the equity attributable to the firm on the firms balance sheet divided by the number of shares outstanding and is commonly used as a valuation metric by market participants.

Price/Sales (P/S) is the Market Capitalization on the company (stock price times the number of common shares outstanding) divided by the Sales of the firm and is commonly used as a valuation metric by market participants.

Price/Book (P/B) is the Market Capitalization on the company (stock price times the number of common shares outstanding) divided by the equity stated on the balance sheet of the firm and is commonly used as a valuation metric by market participants.

Price/Earnings (P/E) is the Market Capitalization on the company (stock price times the number of common shares outstanding) divided by the trailing twelve months of earnings attributable to the firm and is commonly used as a valuation metric by market participants.

Please refer to the Schedule of Investments on page 9 of this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The FIMCO Select Fund is distributed by Quasar Distributors, LLC (1/11)

FIMCO Select Fund

SECTOR ALLOCATION at November 30, 2010 (Unaudited)

Sector Allocation	% of Net Assets

General Manufacturing	22.6%
Finance & Insurance	22.5%
Information	14.4%
Petroleum & Coal	10.4%
Retail	10.4%
Chemical Manufacturing	7.8%
Food & Beverage Manufacturing	6.4%
Utilities	3.1%
Arts, Entertainment & Recreation	2.0%
Construction	1.9%
Cash & Equivalents*	(1.5)%
Total	100.0%

* Includes Money Market Fund and Liabilities in Excess of Other Assets.

EXPENSE EXAMPLE For the Six Months Ended November 30, 2010 (Unaudited)

As a shareholder of the FIMCO Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10 – 11/30/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after your purchase. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the example below.  The example below

FIMCO Select Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2010 (Unaudited) (Continued)

includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 6/1/10	Value 11/30/10	6/1/10 – 11/30/10*
Actual^	$ 1,000	$ 1,051	$ 8.73
Hypothetical (5% annual
return before expenses)+	$ 1,000	$ 1,017	$ 8.58

^	Excluding interest expense and dividends on short positions, your actual cost of investment in the Fund would be $7.71.
+	Excluding interest expense and dividends on short positions, your hypothetical cost of investment in a fund would be $7.59.
*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period, including interest expense and dividends on short positions, of 1.70% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 1.50% (reflecting fee waivers in effect).

FIMCO Select Fund

Fund Average Annual Return
Period Ended November 30, 2010
1 Year	3.38%
3 Year	(6.26)%
Since Inception (12/28/05)	(0.15)%

The one-year total return for the S&P 500® Index was 9.94%.

The three-year average return for the S&P 500® Index was (5.15)%.

The average annual total return since 12/28/05 for the S&P 500® Index was 0.83%.

The one-year total return for the S&P 1500 SuperComposite Index was 9.66%.

The three-year average return for the S&P 1500 SuperComposite Index was (6.36)%.

The average annual total return since 12/28/05 for the S&P 1500 SuperComposite Index was (0.85)%.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2010

Shares		Value
COMMON STOCKS: 101.5%

Apparel Manufacturing: 1.8%
8,800	Cintas Corp.	$235,356

Beverage & Tobacco Products: 3.4%
6,900	The Coca-Cola Co.	435,873

Broadcasting: 2.5%
17,225	Comcast Corp.	326,758

Chemical Manufacturing: 7.8%
9,654	The Dow Chemical Co.	301,012
11,500	Johnson & Johnson	707,825
		1,008,837
Computer & Electronic Products: 5.4%
22,000	Cisco Systems, Inc.*	421,520
8,200	Western Digital Corp.*	274,700
		696,220
Conglomerate: 3.1%
25,000	General Electric Co.	395,750

Construction of Buildings: 1.9%
21,700	KB Home	245,210

Credit Intermediation: 9.3%
34,400	Wells Fargo & Co.	936,024
15,025	The Western Union Co.	265,041
		1,201,065
Data Processing & Hosting: 2.3%
6,800	Automatic Data
	Processing, Inc.	303,076

Fabricated Metal Products: 2.2%
8,900	The Shaw Group, Inc.*	285,245

Food Manufacturing: 3.0%
12,700	Kraft Foods, Inc.	384,175

General Merchandise Stores: 10.4%
4,400	Costco Wholesale Corp.	297,484
19,500	Wal-Mart Stores, Inc.	1,054,755
		1,352,239
Insurance Carriers: 13.2%
8,198	Berkshire Hathaway,
	Inc. - Class B*	653,217
1,600	Markel Corp.*	565,584
8,600	Torchmark Corp.	494,242
		1,713,043
Medical Equipment: 2.3%
8,800	Medtronic, Inc.	295,064

Oil & Gas: 10.4%
4,658	Chevron Corp.	377,158
5,469	ConocoPhillips	329,070
8,000	Enterprise Products
	Partners L.P.	336,640
4,343	Exxon Mobil Corp.	302,099
		1,344,967
Resorts & Casinos: 2.0%
7,300	Penn National
	Gaming, Inc.*	256,303
Software: 6.4%
22,517	Microsoft Corp.	567,654
9,565	Oracle Corp.	258,638
		826,292
Telecommunications: 3.2%
9,673	CenturyLink, Inc.	415,842

Transportation Equipment: 3.4%
7,000	The Boeing Co.	446,390

Utilities: 3.1%
10,200	Exelon Corp.	401,574

Wood Products: 4.4%
22,000	Leucadia
	National Corp.*	571,120

TOTAL COMMON STOCKS (Cost $11,996,307)		13,140,399

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2010 (Continued)

Shares	Value

SHORT-TERM INVESTMENT: 0.0%1

Money Market Fund: 0.0%1
1,130	Fidelity Money
Market Portfolio -
Select Class, 0.17%2	$1,130

TOTAL SHORT-TERM INVESTMENT
(Cost $1,130)	1,130

TOTAL INVESTMENTS
IN SECURITIES: 101.5%
(Cost $11,997,437)	13,141,529
Liabilities in Excess
of Other Assets: (1.5)%	(192,076)
TOTAL NET ASSETS: 100.0%	$12,949,453

*	Non-income producing security.
1	Less than 0.05%.
2	7-Day Yield as of November 30, 2010.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2010

ASSETS
Investments in securities, at value
(Cost $11,997,437) (Note 2)	$13,141,529
Receivables:
Dividends and interest	35,449
Deposit for short sales	4,923
Prepaid expenses	6,300
Total assets	13,188,201

LIABILITIES
Payables:
Due to custodian	196,886
Investment advisory fees, net	2,504
Administration fees	3,044
Custody fees	1,117
Fund accounting fees	4,405
Transfer agent fees	4,380
Chief Compliance Officer fees	1,250
Other accrued expenses	25,162
Total liabilities	238,748

NET ASSETS	$12,949,453
Net asset value, offering and redemptions price per share
($12,949,453/1,357,698 shares outstanding; unlimited
number of shares authorized without par value)	$9.54

COMPONENTS OF NET ASSETS
Paid-in Capital	$15,888,732
Undistributed net investment income	50,724
Accumulated net realized loss
on investments and options	(4,134,095)
Net unrealized appreciation on investments	1,144,092
Net assets	$12,949,453

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2010

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $1,318)	$299,839
Interest	625
Total investment income	300,464

EXPENSES (Note 3)
Investment advisory fees	142,908
Administration fees	30,000
Fund accounting fees	26,945
Transfer agent fees	26,771
Interest expense	20,798
Audit fees	18,785
Dividends on short positions	14,618
Reports to shareholders	13,050
Miscellaneous expense	11,397
Chief Compliance Officer fees	7,518
Custody fees	6,804
Legal fees	6,144
Registration fees	4,042
Trustee fees	3,365
Insurance expense	950
Total expenses	334,095
Less: fees waived	(84,317)
Net expenses	249,778
Net investment income	50,686

REALIZED & UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(496,368)
Net realized loss on securities sold short	(717,001)
Change in net unrealized appreciation
on investments and options	1,252,745
Change in net unrealized appreciation
on securities sold short	359,765
Net realized and unrealized gain
on investments and options	399,141
Net increase in net assets
resulting from operations	$449,827

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30,	November 30,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$50,686	$126,725
Net realized loss on investments and options	(496,368)	(1,166,103)
Net realized gain (loss) on securities sold short	(717,001)	513,029
Net realized gain on options written	—	62,881
Change in net unrealized appreciation
on investments and options	1,252,745	3,330,057
Change in net unrealized appreciation
(depreciation) on securities sold short	359,765	(1,297,314)
Change in net unrealized depreciation
on options written	—	(9,905)
Net increase in net assets
resulting from operations	449,827	1,559,370

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(126,981)	(10,169)
From net realized gain	—	—
Total distributions to shareholders	(126,981)	(10,169)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares (a) (b)	(2,312,211)	(1,857,337)
Total decrease in net assets	(1,989,365)	(308,136)

NET ASSETS
Beginning of year	14,938,818	15,246,954
End of year	$12,949,453	$14,938,818
Undistributed net investment income	$50,724	$126,981

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
	Shares	Value	Shares	Value
Shares sold	153,142	$1,456,440	494,198	$4,000,370
Shares issued in
reinvestment
of distributions	13,772	126,981	1,255	10,169
Shares redeemed (b)	(414,121)	(3,895,632)	(745,383)	(5,867,876)
Net decrease	(247,207)	$(2,312,211)	(249,930)	$(1,857,337)

(b)	Net of redemption fees of $1,456 and $2, respectively.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

Period Ended
Year Ended November 30,	November 30,
2010	2009	2008	2007	20061
Net asset value at
beginning of year/period	$9.31	$8.22	$12.05	$11.61	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)2,3	0.04	0.08	0.01	(0.05)	(0.02)
Net realized and
unrealized gain (loss)
on investments	0.27	1.02	(3.49)	0.49	1.63
Total from
investment operations	0.31	1.10	(3.48)	0.44	1.61
LESS DISTRIBUTIONS
From net
investment income	(0.08)	(0.01)	—	—	—
From net realized gain	—	—	(0.35)	—	—
Total distributions	(0.08)	(0.01)	(0.35)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00	4	0.00	4	0.00	4	0.00	4	—
Net asset value at
end of year/period	$9.54	$9.31	$8.22	$12.05	$11.61
Total Return	3.38%	13.34%	(29.71)%	3.79%	16.10	%5
RATIOS/SUPPLEMENTAL DATA
Net assets at end of
year/period (millions)	$12.9	$14.9	$15.2	$24.3	$20.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed7,11	2.34%	2.36%	2.14%	2.01%	2.04	%6
After fees waived and
expenses absorbed8,11	1.75%	1.83%	1.90%	1.91%	1.53	%6
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed9,11	(0.24)%	0.35%	(0.19)%	(0.49)%	(0.79	)%6
After fees waived and
expenses absorbed10,11	0.35%	0.88%	0.05%	(0.39)%	(0.28	)%6
Interest expense and
dividend/interest on
short positions	0.25%	0.33%	0.40%	0.41%	0.03%
Portfolio turnover rate	17%	47%	71%	75%	54	%5

1	Fund commenced operations on December 28, 2005.
2	Recognition of net income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS (Continued)

3
Net investment income per share before dividends on short positions for the years ended November 30, 2010, November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was $0.05, $0.10, $0.03, $0.00 and $(0.02), respectively.

4	Amount is less than $0.01.
5	Not annualized.
6	Annualized.
7
The ratio of expenses to average net assets includes dividend and interest expense on short positions.  The ratio excluding interest and dividend expense on short positions for the years ended November 30, 2010, November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 2.09%, 2.03%, 1.74%, 1.60% and 2.01%, respectively.

8
The ratio of expenses to average net assets includes dividend and interest expense on short positions.  The ratio excluding interest and dividend expense on short positions for the years ended November 30, 2010, November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 1.50%, 1.50%, 1.50%, 1.50% and 1.50%, respectively.

9
The ratio of net investment income (loss) to average net assets includes dividend and interest expense on short positions.  The ratio excluding dividend and interest expense on short positions for the years ended November 30, 2010 November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 0.01%, 0.68%, 0.21%, (0.08)% and (0.76)%, respectively.

10
The ratio of net investment income (loss) to average net assets includes dividend and interest expense on short positions.  The ratio excluding dividend and interest expense on short positions for the years ended November 30, 2010, November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 0.60%, 1.21%, (0.45)%, 0.02% and (0.25)%, respectively.

11	Does not include expenses of the investment companies in which the Fund invests in.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010

NOTE 1 – ORGANIZATION

FIMCO Select Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended as an open-end investment management company.  The Fund commenced operations on December 28, 2005.

The Fund’s investment objective is long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Short-term securities that have a maturity of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At November 30, 2010, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest  rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of November 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks^	$13,140,399	$—	$—	$13,140,399
Short-Term
Investment	1,130	—	—	1,130
Total Investments
in Securities	$13,141,529	$—	$—	$13,141,529

^ See Schedule of Investments for industry breakout.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may buy or sell options as a hedge.  The Fund may purchase puts, sell covered calls or use a combination of both puts and covered calls referred to as “collars.”  A collar is used to offset the cost of a put and locks in the highest and lowest dollar amount that could be received on the sale of a portfolio holding.  The Advisor may also purchase a call instead of, or in addition to, purchasing shares of a security or sell a put on a security the Fund does not hold in its portfolio to establish an entry price it is willing to pay to invest in that security.  Options on an index may be used to hedge the Fund’s overall portfolio. During the fiscal year, the Fund held derivative investments. As of November 30, 2010, the Fund did not have investments in derivatives.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of November 30, 2010:

	Asset Derivatives as		Liability Derivatives as
	of November 30, 2010		of November 30, 2010
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity
Contracts	None	$—	None	$—
Total		$—		$—

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2010:

Change in
	Location of	Realized	Unrealized
	Gain (Loss) on	Gain (Loss)	Appreciation
	Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	Recognized in Income
Equity	Realized and	$(177,297)	$175,653
Contracts	Unrealized Gain
(Loss) on
Investments
and Options

B.
Option Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2010 the Fund had capital loss carry forwards in the amount of $4,123,648, of which $2,319,771 expires on November 30, 2016, $582,524 expires on November 30, 2017 and $1,221,353 expires on November 30, 2018.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Fund are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 90 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

H.
Short Sales.  The Fund may sell a security it does not own in anticipation of a decline in the value of that security.  When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain is limited to the difference between the price at which the Fund sold the security short and the price the Fund pays to purchase the security to terminate the short sale, or a sale.  The Fund is liable for any dividends payable on the securities while those securities are in a short position.  As collateral for its short positions, the Fund is required by the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.  The Fund has entered into a Special Custody Account Agreement with J.P. Morgan Securities (“JPM”) in which collateral for its short positions consist of segregated securities owned by the Fund.  JPM charges the Fund a fee equal to a 2.00% spread on the outstanding short position’s market value.  For the year ended November 30, 2010, the Fund incurred net interest expense on short positions of $20,517.

I.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2010, undistributed net investment income was increased by $38 and accumulated net realized loss was increased by $38.

K.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

L.	New Accounting Pronouncements. In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances and settlements on a gross basis relating to  Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Frontier Investment Management Co., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended November 30, 2010, the Fund incurred $142,908 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended November 30, 2010, the Advisor waived $84,317 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  At November 30, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $210,465.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Expiration	Amount
November 30, 2011	$50,035
November 30, 2012	$76,113
November 30, 2013	$84,317

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended November 30, 2010, the Fund incurred $30,000 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended November 30, 2010, the Fund was allocated $7,518 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $2,581,101 and $5,855,222, respectively.

For the year ended November 30, 2010, there were no purchases or sales of long-term U.S. Government securities.

For the year ended November 30, 2010, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $3,845,736 and $315,472, respectively.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$126,981	$10,169
Long-term capital gain	—	—
	$126,981	$10,169

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2010 (Continued)

As of November 30, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$12,007,884
Gross unrealized appreciation on long positions	1,718,746
Gross unrealized depreciation on long positions	(585,101)
Net unrealized depreciation on long positions	$1,133,645
Undistributed ordinary income	50,724
Undistributed long-term capital gain	—
Total distributable earnings	1,184,369
Other accumulated gains/(losses)	(4,123,648)
Total accumulated earnings/(losses)	$(2,939,279)

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes of $1 million.  For the year ended November 30, 2010, the average interest rate on the outstanding principal amount was 3.25%.  Advances are not collateralized by a first lien against the Fund’s assets.  During the year ended November 30, 2010, the Fund had an outstanding average daily loan balance of $9,308.  The maximum amount outstanding for the current lending agreement during that period was $372,000.  Interest expense amounted to $281. At November 30, 2010, the Fund had a loan payable of $196,886.

FIMCO Select Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FIMCO Select Fund, a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedule of investments as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 28, 2005 (commencement of operations) through November 30, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FIMCO Select Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 28, 2005 through November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 24, 2011

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (866) 653-4626.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

				Number of	Other
		Term		Portfolios	Directorships
		of Office	Principal	in Fund	Held
	Positions	and Length	Occupation	Complex(2)	During
Name, Address	with the	of Time	During Past	Overseen	the Past
and Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee, PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

				Number of	Other
		Term		Portfolios	Directorships
		of Office	Principal	in Fund	Held
	Positions	and Length	Occupation	Complex(2)	During
Name, Address	with the	of Time	During Past	Overseen	the Past
and Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
c/o U.S. Bancorp		Since	formerly, Chief		The
Fund Services, LLC		May 1991.	Executive Officer,		University of
2020 E. Financial Way			Rockefeller Trust Co.,		Virginia Law
Suite 100			(prior thereto Senior		School
Glendora, CA 91741			Vice President), and		Foundation
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly President
2020 E. Financial Way			and Founder,
Suite 100			National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

				Number of	Other
		Term		Portfolios	Directorships
		of Office	Principal	in Fund	Held
	Positions	and Length	Occupation	Complex(2)	During
Name, Address	with the	of Time	During Past	Overseen	the Past
and Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President,		Funds,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual
Funds.

Officers of the Trust
Robert M. Slotky	Chief	Indefinite	Senior Vice	Not	Not
(born 1947)	Compliance	Term; Since	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	September	Bancorp Fund
Fund Services, LLC		2004.	Services, LLC,
2020 E. Financial Way	Anti-Money	Indefinite	since July 2001.
Suite 100	Laundering	Term; Since
Glendora, CA 91741	Officer	December
2005.

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

				Number of	Other
		Term		Portfolios	Directorships
		of Office	Principal	in Fund	Held
	Positions	and Length	Occupation	Complex(2)	During
Name, Address	with the	of Time	During Past	Overseen	the Past
and Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Eric W. Falkeis	President	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and other
615 East Michigan St.		2011.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund
Services, LLC
since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			Pricewaterhouse
Coopers LLP
(1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		February	Bancorp Fund
2020 E. Financial Way		2008.	Services, LLC, since
Suite 100			July 2007; formerly,
Glendora, CA 91741			Vice President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

FIMCO Select Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (866) 653-4626 and on the Fund’s website at www.fimcofunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (866) 653-4626 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 653-4626.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  In addition, the Fund’s schedule of portfolio holdings is posted on its website at www.fimcofunds.com within ten business days after calendar quarter end.

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the FIMCO Select Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Frontier Investment Management Co. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was below the median of its peer group for the one-year period and was in line with the median of its peer group for the three-year period.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients and found the differences in performance between those accounts and the performance of the Fund to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  Additionally, the Board noted that the Fund’s total expense ratio and the contractual advisory fee appeared to be in line with the peer group median.  In addition, the Board noted that the Fund’s expenses were not outside the range of its peer group.  The Board considered the level of the Advisor’s subsidization when considering the Fund’s expenses.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its separately managed accounts.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board noted that the Fund does not currently have any “soft dollar” arrangements and does not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•     Information we receive about you on applications or other forms;

•     Information you give us verbally; and/or

•     Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not part of the Annual Report.

Investment Advisor
FRONTIER INVESTMENT MANAGEMENT CO.
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
75 E. 55th Street, Floor 15
New York, NY 10022

FIMCO Select Fund
Symbol – FMCOX
CUSIP – 742935398

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   January 27, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   January 31, 2011

* Print the name and title of each signing officer under his or her signature.